UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14a

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VCG Holding Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VCG Holding Corp.

390 Union Blvd., Suite 540

Lakewood, Colorado 80228

(303) 934-2424

April 29, 2008

Dear Shareholder:

It is my pleasure to invite you to VCG Holding Corp.’s 2008 Annual Meeting of Shareholders.

We will hold the meeting on Thursday, June 12, 2008, at 10:00 a.m. local time at Hotel Teatro located at 1100 14th Street, Denver, Colorado 80202. In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about our Company. We urge you to read this information carefully and in its entirety.

Please note that only shareholders of record at the close of business on April 25, 2008 may vote at the meeting. Your vote is important. Whether or not you plan to attend the 2008 Annual Meeting of Shareholders, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,

VCG Holding Corp.

By:	/s/ TROY H. LOWRIE
Chairman of the Board

VCG HOLDING CORP.

390 Union Blvd., Suite 540

Lakewood, Colorado 80228

(303) 934-2424

Notice of 2008 Annual Meeting of Shareholders

To Be Held on June 12, 2008

To the Shareholders of VCG Holding Corp.:

The 2008 Annual Meeting of Shareholders of VCG Holding Corp. (the “Company”) will be held on Thursday, June 12, 2008, beginning at 10:00 a.m. local time at Hotel Teatro located at 1100 14th Street, Denver, Colorado 80202, for the following purposes:

1. Election of two Directors, each to serve a three-year term or until his successor has been duly elected and qualified;

2. Ratification of the appointment of Causey Demgen & Moore Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3. Transaction of any other business that may properly be presented at the 2008 Annual Meeting or any adjournment or postponement, thereof.

Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record at the close of business on April 25, 2008, will be entitled to notice of and to vote at the 2008 Annual Meeting and or any adjournment or postponement thereof. A complete list of these shareholders will be open for the examination of any shareholder of record at our principal executive offices located at 390 Union Blvd, Suite 540, Lakewood, Colorado 80228 for proper purposes, during ordinary business hours, for a period of ten days prior to the 2008 Annual Meeting. The list will also be available for the examination of any shareholder of record present at the 2008 Annual Meeting. The 2008 Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2008 ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ MARY E. BOWLES-COOK
Secretary

Lakewood, Colorado

April 29, 2008

i

(continued)

ii

VCG Holding Corp.

Proxy Statement

April 29, 2008

Annual Meeting of Shareholders

Information about the Annual Meeting and Voting

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of VCG Holding Corp., a Colorado corporation (the “Company”), is soliciting your proxy vote at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”). This Proxy Statement summarizes information on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who is eligible to attend the annual meeting and vote?

We will be sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about May 1, 2008 to all shareholders who owned our common stock at the close of business on April 25, 2008, which date is also referred to as “record date.”

How many votes do I have?

We will be sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 29, 2008 to all shareholders who owned our common stock at the close of business on April 25, 2008 (the “Record Date”). Shareholders who owned our common stock at the close of business on the Record Date are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the Annual Meeting. On the Record Date, we had 18,025,248 shares of common stock issued and outstanding.

What proposals will be addressed at the Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.	Election of two Directors, each to serve for a three-year term or until his successor has been duly elected and qualified;

2.	Ratification of the appointment of Causey Demgen & Moore Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	Transaction of any other business that may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Why would the Annual Meeting be postponed?

The Annual Meeting may, among other reasons, be postponed if a quorum is not present on the date of the Annual Meeting. One third of the votes entitled to be cast on a matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on any matter. If a quorum is not present, the Annual Meeting may be postponed to a later date when a quorum is obtained.

How do I vote in person?

If you plan to attend on the date of the Annual Meeting, or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our Board of Directors as follows:

•	“FOR” the election of each of the two director nominees; and

•	“FOR” the ratification of Causey Demgen & Moore Inc. as our independent registered public accounting firm.

If any other matter is properly presented at the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in his/her own discretion. Management is not aware of any matters to be presented at the Annual Meeting other than those discussed in this Proxy Statement.

May I Revoke My Proxy or Change My Vote?

If you mail in a proxy, you may revoke your proxy or change your vote at any time before it is exercised by:

•	Submitting a properly executed proxy with a later date.

•

Delivering notification in writing addressed to our Secretary (by you or your attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) to our principal executive offices before the Annual Meeting, stating that you are revoking your proxy.

•	Voting in person at the Annual Meeting.

Where are the Company’s principal executive offices?

Our principal executive offices are located at 390 Union Blvd, Suite 540, Lakewood, CO 80228. Our telephone number is (303) 934-2424.

What Vote is Required to Approve Each Proposal?

Proposal 1:    Election of Two Directors,

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors.

Proposal 2:    Ratification of the Independent Registered Public Accountanting Firm.

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

For purposes of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

Are there any dissenters’ rights of appraisal?

The Board of Directors has not proposed any action for which the laws of the State of Colorado, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain payment for shares.

Who solicits these proxies and bears the cost of soliciting proxies?

The proxies being solicited hereby are being solicited by the Board of Directors of the Company and the Company will bear the cost of soliciting proxies in the accompanying form and will, upon request, reimburse brokerage firms and others for their reasonable expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Officers and regular employees of the Company may solicit proxies by further mailings or communications, such as telephone, personal conversations, facsimile, or other electronic means, but such officers and regular employees will not receive compensation other than their regular compensation for such solicitations. We estimate that the costs associated with solicitations of the proxies requested by this Proxy Statement will be approximately $5,000.

How can I obtain additional information regarding the Company?

Copies of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2008, are being sent to all shareholders along with this Proxy Statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request and payment of an appropriate processing fee. All written requests should be directed to: Chief Financial Officer, VCG Holding Corp., at 390 Union Blvd, Suite 540, Lakewood, CO 80228.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including our Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the SEC’s Public Reference Room located at 100 F. Street, N.E., Washington, D.C. 20549

Information about Stock Ownership

Shareholders owning at least 5% of VCG’s common stock

Our common stock constitutes our only voting securities. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be “beneficial owners” of more than 5% of our common stock. On the Record Date, there were 18,025,248 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Common Stock Beneficially Owned
Troy H. Lowrie(2)	4,810,714	26.69%
390 Union Blvd, Suite 540 Lakewood, CO 80228

Lowrie Management LLLP	4,275,900	23.72%
390 Union Blvd, Suite 540 Lakewood, CO 80228

Intrepid Capital Fund, L.P., Intrepid	2,686,500	14.90%

Enhanced Alpha Master Fund, Ltd., Intrepid

Capital Fund (Offshore), Ltd., Bluenose

Capital Fund, L.P., Bluenose Master Fund,

Ltd., Intrepid Capital Advisors, LLC, Intrepid

Fund Management, LLC, and Steven Shapiro(3)
360 Madison Avenue 21st Floor
New York, NY 10017

JLF Asset Management, L.L.C., and JLF Offshore Fund, Ltd.	1,611,890	8.94%
2775 Via de la Valle, Suite 204 Del Mar, CA 92014

(1)	Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. As to each person or entity named as beneficial owners, such person’s or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.

(2)	Includes (i) 4,275,900 shares beneficially owned by Lowrie Management LLLP and (ii) 534,814 shares owned by Mr. Lowrie over which Mr. Lowrie has sole voting and dispositive power. Mr. Lowrie is the President of Lowrie Investment Management, Inc., the General Partner of Lowrie Management LLLP. Mr. Lowrie disclaims beneficial ownership of the shares owned by Lowrie Management LLLP, except to the extent of his pecuniary interest therein.

(3)	As reported by Intrepid Capital, L.P. on Schedule 13D/A filed with the SEC on December 31, 2007.

(4)	As reported by JLF Asset Management, L.L.C. on Schedule 13D/A filed with the SEC on December 31, 2007.

How much stock is owned by our Directors and Executive Officers?

The following table shows, as of the Record Date, the common stock beneficially owned by our current Directors and the Executive Officers identified in the Summary Compensation Table below.

Name and Address	Number Beneficially Owned(1)		Percent of Class
Troy H. Lowrie	4,810,714	(2)	26.69%
Micheal L. Ocello	218,214	(3)	1.21%
Donald W. Prosser	69,115		*
Robert J. McGraw, Jr.	49,517	(4)	*
Rand E. Kruger	37,317	(5)	*
Allan S. Rubin	18,254		*
Edward M. Bearman	33,714		*
Martin A. Grusin	40,517		*
All Executive Officers and Directors (as a group of 8 persons)	5,277,362		29.28%

*	Indicates less than one percent.

(1)	Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares and, under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)	Includes (i) 4,810,714 shares beneficially owned by Lowrie Management, by virtue of Mr. Lowrie’s ownership and control of Lowrie Management, and (ii) 534,814 shares owned by Mr. Lowrie over which Mr. Lowrie has sole voting and dispositive power.

(3)	Includes 158,000 shares of common stock owned by LTD Investment Group, LLC, of which Mr. Ocello is the Managing Member, 100 shares owned by Mr. Ocello’s wife, and 100 shares owned by Mr. Ocello’s Daughter.

(4)	Includes 2,000 shares held in Marji McGraw SEP, Mr. McGraw’s wife. An SEP is a Self Employed Pension Plan.

(5)	Includes 2,300 shares held in Mr. Kruger’s 401K, 11,700 shares held in Mr. Kruger’s IRA and 1,800 shares held in Mr. Kruger’s wife’s IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Officers, Directors and greater than 10% shareholders (the “Reporting Persons”) to file certain reports (“Section 16 Reports”) with respect to beneficial ownership of the Company’s equity securities. Based solely on its review of the Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, any written representations by any of them that no Form 5 was required, all Section 16(a) filing requirements applicable to the Company’s Reporting Persons during and with respect to the fiscal year ended December 31, 2007, have been complied with on a timely basis, with the exception of the following: (a) two reports on Form 4 by Mr. Rubin reporting a total of three transactions, (b) one report on Form 4 by Mr. Prosser reporting two transactions, (c) one report on Form 4 by Mr. Lewis reporting one transaction and Mr. Lewis’ Initial Statement of Beneficial Ownership of Securities on Form 3, (d) three reports on Form 4 by Mr. Kruger reporting a total of three transactions, (e) three reports on Form 4 by Mr. McGraw reporting a total of three transactions, (f) one report on Form 4 by Mr. Lowrie reporting one transaction, and (g) one report on Form 4 by Lowrie Management LLLP reporting one transaction. Additionally, during the fiscal year ended December 31, 2007, Lowrie Investment Management, Inc., the general partner of Lowrie

Management, LLLP, did not file any Section 16 Reports with respect to its indirect beneficial ownership of the shares held by Lowrie Management LLLP.

Information about Directors and Executive Officers

Directors and Executive Officers

The following table sets forth certain information about our directors and executive officers presented as of December 31, 2007.

Name	Age	Position
Troy H. Lowrie(4)	42	Chairman of the Board and Chief Executive Officer
Micheal L. Ocello(4)	48	Director, President and Chief Operating Officer
Brent Lewis(5)	51	Chief Financial and Accounting Officer
Robert J. McGraw, Jr.(1),(3)	53	Director
Rand E. Kruger(1),(2),(3)	57	Director
Allan S. Rubin(2),(3)	41	Director
Edward M. Bearman(2)	43	Director
Martin A. Grusin(1)	63	Director

(1)	Member of the Audit Committee

(2)	Member of the Nominating Committee

(3)	Member of the Compensation Committee

(4)	Member of the Executive Committee

(5)	Chief Financial Officer until March, 2008.

Our directors are elected to hold office for three-year terms and until their respective successors have been duly elected and qualified. Our officers serve at the pleasure of the Board of Directors until their resignation, termination or death. There are no family relationships among any of our executive officers or directors. Prior to our 2007 annual meeting, our directors were elected to hold office until the next annual meeting of shareholders or until their respective successors had been elected and qualified. At our April 2007 Board meeting, our Board of Directors voted to amend our Bylaws to divide the directors into three classes, one of which includes three directors and two of which include two directors. Starting with the 2008 Annual Meeting, the director nominees in each class up for election will be elected for three years and serve for such term until re-elected or the election and qualification of their successors. However, in the election of directors at the 2007 annual meeting of shareholders, and in order to create a staggered board, two directors, Edward M. Bearman and Rand E. Kruger were elected for a term of one year to serve until our 2008 Annual Meeting or until their respective successors have been elected and qualified, two directors, Martin A. Grusin and Micheal L. Ocello, were elected for a term of two years to serve until our 2009 annual meeting of shareholders or until their respective successors have been elected and qualified, and three directors, Troy H. Lowrie, Robert J. McGraw, Jr. and Allan S. Rubin, were be elected for a term of three years to serve until our 2010 annual meeting of shareholders or until their respective successors have been elected and qualified. Accordingly, at the 2008 Annual Meeting, only Edward M. Bearman and Rand E. Kruger are up for re-election.

Provided below are descriptions of the backgrounds of our executive officers and directors and their principal occupations for the past five years:

Troy H. Lowrie has been Chairman of the Board of the Directors since April, 2002, and Chief Executive Officer since November, 2002. Mr. Lowrie has been President of Lowrie Investment Management Inc., the General Partner of Lowrie Management LLLP, a Colorado Limited Liability Limited Partnership, which owns and operates adult entertainment nightclubs, since 1996. Mr. Lowrie had been an owner and President of International Entertainment Consultants, Inc., a company engaged in the business of managing adult entertainment nightclubs (IEC), from 1982 to October 2003, when it was acquired by VCG Holding. Mr. Lowrie has served as president of two other publicly traded companies: from 1992 to 1996, Western Country Clubs, Inc., a public company specializing in large country and western bars with live music; and from 1996 to 1998, New Millennium Media, Inc., a public company which sells rotating print advertising equipment and full movement video billboards. Mr. Lowrie has a M.A. in Finance from the University of Denver (1988) and a B.A. in Business from Fort Lewis College (1986).

Micheal L. Ocello has been a Director and President and Chief Operating Officer of VCG since April, 2002. Mr. Ocello has been President of Unique Entertainment Consultants, Inc., of St. Louis, Missouri, a management company that specializes in the management of nightclubs, since 1995. Mr. Ocello has been affiliated with IEC since 1982. He is currently the President of VCG’s IEC subsidiary. Over his career, Mr. Ocello has by ownership or management been affiliated with an excess of twenty five adult entertainment nightclubs including all PT’s® Showclubs; Diamond Cabaret, St. Louis; Gold Club, and Shotgun Willies, Denver; The Platinum Club, St. Louis; and Olympic Gardens, Las Vegas. He is President of the Association of Club Executives (ACE National, the National Trade Association for the Adult Nightclub Industry), President of the Illinois Club Owners Association, Vice Chairman of Missouri’s Small Business Regulatory Fairness Board and past Vice President and Board Member of the Free Speech Coalition. Mr. Ocello attended the University of Missouri, Kansas City from 1977 to 1978 and the United States Military Academy at West Point from 1979 to 1981. In 2006, Mr. Ocello was elected to the Mehlville Board of Education and currently serves as the Board Secretary.

Donald W. Prosser, CPA has been our Interim Chief Financial Officer since April, 2008. He was our Chief Financial Officer from November 2002 to August 2007. Mr. Prosser was an owner and operator of a nightclub in Denver, Colorado from 1994 to 1999, when that nightclub was sold to the Company. Mr. Prosser has served as CFO and director of three other publicly traded companies: from 1997 to 1999, Chartwell International, Inc., a publisher of high school athletic information and recruiting services; from 1999 to 2000, Anything Internet Corporation, a computer equipment and internet services provider; and from 2001 to 2002, Net Commerce, Inc., an Internet services provider. Mr. Prosser has a M.A. in Taxation (1975) and a B.A. in Accounting and History from Western State College of Colorado (1973). Mr. Prosser is licensed as a Certified Public Accountant in the State of Colorado.

Robert J. McGraw, Jr., CPA has been a Director of VCG since November, 2002. A Certified Public Accountant since 1982, Mr. McGraw is President of McGraw and McGraw CPA PC of Westminster, Colorado. Mr. McGraw’s firm specializes in accounting and bookkeeping for restaurants, lounges and small businesses. The practice consists of income tax preparation, financial statement preparation, bookkeeping and small business consulting. Mr. McGraw serves as the Chairman of the Audit Committee and serve as a member of the Compensation Committee of the Board of Directors. Mr. McGraw has a Bachelor’s Degree from Western State College of Colorado (1977). Mr. McGraw is currently licensed in the State of Colorado and is a member of the American Institute of Certified Public Accountants and Colorado Society of Certified Public Accountants.

Rand E. Kruger has been a Director of VCG since November, 2002. Mr. Kruger is founding and managing partner of the law firm, Kruger & Schwartz in Louisville, Kentucky, established in 1989. His primary areas of practice include commercial real estate and business transactions. He represents many nightclubs, restaurants and fine dining establishments, particularly with respect to licensing and related administrative law issues. Mr. Kruger has a Bachelor’s degree from George Washington University (1972) and a J.D. from University of Louisville (1975).

Allan S. Rubin has been a Director of the Company since November, 2002. Mr. Rubin’s is a founding partner of the Southfield, Michigan law firm of Draper, Rubin & Shulman, P.L.C. Mr. Rubin’s practice is primarily devoted to the representation of matters involving free speech, constitutional law, intellectual property and complex corporate litigation, both civil and criminal. Among his clients are adult entertainment businesses. Mr. Rubin also serves as General Counsel to the Association of Club Executives of Michigan and has been a speaker at a number of trade association meetings regarding matters relating to the First Amendment. Mr. Rubin received his B.A. in Criminal Justice in 1988 from Michigan State University and graduated Cum Laude from the Thomas M. Cooley Law School in Lansing, Michigan in 1990. Mr. Rubin is a member of the First Amendment Lawyers Association.

Edward M. Bearman has been a Director of the Company since February, 2004. Mr. Bearman has been practicing law since 1990, He currently practices law at the Law Office of Edward M. Bearman. He has a general litigation practice including commercial litigation. He also represents adult entertainment clients and nightclubs throughout the country in regard to licensing issues and other industry issues. Mr. Bearman has a B.A. in English from the University of Colorado (1986) and a J.D. degree from the University of Denver College of Law (1990).

Martin A. Grusin has been a Director of the Company since July, 2005. Mr. Grusin has been practicing law since 1973. In addition to the active practice of law, Mr. Grusin has served as: General Counsel and Director of Aqua Glass Corporation; President and CEO and Director of United American Bank, Memphis, Tennessee and Director of Regions Bank of Memphis; an Associate Professor at the University of Arkansas and the University of Memphis; and presently serves as General Counsel and director of Davis Cartage Company and as Managing Director of Stern Cardiovascular Center, P.A. Mr. Grusin received a B. S. degree from the University of Memphis, a Juris Doctor degree from Memphis State University School of Law (1972) and a LL.M. from the University of Miami School of Law (1973). As of January 2008, Mr. Grusin has been involved with the merger acquisition activity and the fees involved make him independent with the Audit Committee.

There are no material proceedings to which any Director, Executive Officer or affiliate of VCG, any owner of record or beneficially of more than 5% of any class of voting securities of VCG, or security holder is a party adverse to VCG or has a material interest adverse to VCG.

Other than as described in the biographical information above about our Directors and Executive Officer’s to the best of our knowledge, none of the following events has occurred during the past five years that are material to an evaluation of the ability or integrity of any Director, Director Nominee, Executive Officer, promote or control person of VCG: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Nominees to the Board of Directors

George Sawicki and Kenton Sieckman are the nominees for election to the Board of Directors and if elected will replace Edward Bearman and Rand Kruger, who have not been nominated for re-election.

George Sawicki has been nominated to serve as a three year member of the board beginning June 30, 2008. Mr. Sawicki has been In-House Counsel for 9Squared, Inc. since 2007. Mr. Sawicki has previously served by In-House Counsel for Playboy Enterprises, Inc., New Frontier Media, Inc., and Storage Technology Corporation. Mr. Sawicki has worked with the areas of corporate governance, patent, e-commerce, entertainment, marketing organizations, managing complex transactions and legal compliance consulting. Mr. Sawicki has a B.A. in Chemistry from Vassar College; a M.S. in MIS from Houston Baptist University; and a Juris Doctor degree from the University of Houston Law Center.

Kenton D. Sieckman has been nominated to serve as a three year member of the board beginning June 30, 2008. Mr. Sieckman has been Vice President of World Technical Services of Wily Technology, Inc. since 2003. Previously Mr. Sieckman was employed in similar positions at Oracle Corporation, and BEA Systems, Inc. Mr. Sieckman has worked in the areas of sales and building a worldwide technical services organization. Mr. Sieckman has a B.A. in Mathematics and Computer Science from the University of Colorado, (1983). Mr. Sieckman served on the board of directors of USMedSys, Corp.

Corporate Governance

Our Board of Directors oversees the business affairs of the Company and monitors the performance of our management. The Board held eight meetings during the fiscal year ended December 31, 2007. During the 2007 fiscal year, all Board Members attended 95% or more of the Board meetings. The Board of Directors has designated four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Currently, the Board consists of seven members: Troy H. Lowrie (Chairman), Micheal L. Ocello, Robert J. McGraw, Jr., Rand E. Kruger, Allan S. Rubin, Edward Bearman and Martin A. Grusin. Donald W. Prosser serves as an advisor to the Board of Directors, as our Interim Chief Financial Officer.

The Board of Directors requires that all current Board Members and all nominees for election to the Company’s Board of Directors put forth in the Company’s proxy statement by the Board attend the Annual Meeting of Shareholders, provided, however, that attendance shall not be required if personal circumstances affecting the Board Member or Director nominee make his or her attendance impracticable or inappropriate. All Board Members attended the 2007 Annual Meeting of Shareholders.

Director Independence. Our Board of Directors has determined that a majority of our directors and all current members of the Audit, Compensation and Nominating Committees are “independent” for purposes of Section          of the NASDAQ Stock Market, also referred to herein as “NASDAQ,” Company Guide, and that the members of the audit committee are also “independent” for purposes of Section 10A-3 of the Securities Exchange Act of 1934 and Section          of the NASDAQ Company Guide. The Board of Directors based these determinations primarily on a review of the responses of the Directors and Executive Officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. The independent directors are Robert J. McGraw, Jr., Rand E. Kruger, Allan S. Rubin, Edward M. Bearman and Martin A. Grusin.

Committees of our Board of Directors. Our Board of Directors has designated four standing committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating Committee.

Audit Committee. The Audit Committee’s primary responsibilities are to monitor our financial reporting process and internal control system, to monitor the audit processes of our independent registered public accounting firm, and internal financial management; and to provide an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board. The Audit Committee operates under a charter and reviews its charter annually and updates it as appropriate. A copy of the current Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee met eleven times during the fiscal year ended December 31, 2007. The Audit Committee consists of the following independent directors: Robert J. McGraw, Jr. (Chairman), Rand E. Kruger and Martin A. Grusin. The Audit Committee Charter is available on our website at www.vcgh.com under investor relations, then corporate governance.

Audit Committee Financial Expert. The Board has determined that Mr. McGraw is an “audit committee financial expert” as this term is defined under Item 401(h) of Regulation S-B under the Securities Act and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and Rule 4350(c) of the NASDAQ Stock Market.

Compensation Committee. The Compensation Committee was established on May 13, 2003. It administers our incentive plans, sets policies that govern executives’ annual compensation and long-term incentives, and reviews management performance, compensation, development and succession. The Compensation Committee met two times during the fiscal year 2007 to review, among other things, compensation for the officers, the directors and compensation for the loans to and from our Chairman, Troy H. Lowrie. The Compensation Committee consists of the following independent Directors: Allan S. Rubin (Chairman), Robert J. McGraw, Jr. and Rand E. Kruger.

Nominating Committee. The Nominating Committee was also established on May 13, 2003. It identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Committee annually assesses and reports to the Board on Board and Board Committee performance and effectiveness; reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees; and annually reviews and reports to the Board on director compensation and benefits matters. The Nominating Committee met one time during the fiscal year 2007. Its membership consists of the following independent Directors: Rand E. Kruger (Chairman), Allan S. Rubin and Edward M. Bearman. A copy of the Nominating Committee Charter is attached as Appendix B to this Proxy Statement. The Nominating Committee Charter is available on our website at www.vcgh.com under investor relations, then corporate governance.

The Nominating Committee will evaluate new director candidates based on their biographical information, a description of their qualifications, as well as other factors the Nominating Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of our Board and our executive officers, and personal discussions with the candidate when warranted by the results of these other assessments. The Nominating Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a Director who is a member of the Board, the Nominating Committee will review the Board performance of such Director and solicit feedback about the Director from other Board Members.

In considering director candidates, the Nominating Committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complementary to the skills and experience of the other Members of the Board.

VCG Holding Corp requests the following information from prospective Board Members in order to evaluate applicants and their ability to assist the Company in reaching its goals. This information helps to determine the strengths of applicants to make sure that the Board has representatives that can provide a wide variety of perspectives and prior experiences to support the projects and endeavors of the Company.

1.	A complete biography, including full employment history.

2.	The attached consent form and waiver authorizing the Company to perform full background check, including criminal and credit history.

3.	Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution.

4.	Disclosure of all special interests and all political and organizational affiliations.

5.	A written statement on the reasons that you would want to serve on the Company’s Board, including the reasons that you believe you are qualified to serve.

6.	A description of all litigation in which, you or any of your affiliates, have been a party within the past seven years, if practical.

After submission of the above documents, they will be reviewed at the next practicable Board of Directors meeting.

Security holders who wish to recommend to the Nominating Committee a candidate for director may do so by following the procedures described under the headings, “Shareholder Nominees to the Board” and “Shareholders Proposals and Submissions for Inclusion in the Proxy Statement for the 2009 Annual Meeting of Shareholders.”

Executive Committee. Our Board of Directors established an Executive Committee in 2003. Pursuant to our bylaws, when our Board of Directors is not in session, our Executive Committee has and may exercise all of the authority of the Board of Directors except to the extent, if any, that authority is limited by the resolution appointing the executive committee and except also that the Executive Committee does not have the authority to authorize distributions, fill vacancies on the Board of Directors, authorize reacquisition of shares, authorize and determine rights for shares, amend the articles of incorporation, adopt plans of merger or share exchange, recommend to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of VCG’s business, recommend to the shareholders a voluntary dissolution of VCG, or amending our bylaws. Despite its powers under our bylaws, the Executive Committee submits its decisions and proposals to the full Board of Directors for approval and ratification. The Executive Committee met fourteen times during our 2007 fiscal year. The members of the Executive Committee are Troy H. Lowrie, Micheal L. Ocello, Donald W. Prosser until August, 2007 and Brent Lewis until March, 2007. The Executive Committee Charter is available on our website at www.vcgh.com under investor relations-corporate governance documents.

Shareholder Nominees to the Board

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nominating Committee. We will consider all director candidates recommended to the Nominating Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an annual meeting, a written nomination solicitation notice must be received by the Nominating Committee at our principal executive office not less than 120 days before the one year anniversary date of our Proxy Statement being mailed to shareholders in connection with our previous annual meeting, or such other deadline that may be announced by the Board. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by the Company or the Nominating Committee:

•	the name and address, as they appear on the Company’s books, of the shareholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•

a representation that the shareholder giving the notice is a holder of record of our common stock entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to nominate the person or persons specified in the notice;

•

a complete biography of the nominee, including full employment history, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominees;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•

a description of all arrangements or understandings between or among any of the shareholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice;

•

such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC should the nominee be nominated by our Board; and

•	the signed consent of each nominee to serve as a director, if so elected.

Communicating With the Board

Our Board desires to foster open communications with its shareholders regarding issues of a legitimate business purpose affecting our Company. Each Board member is willing to accept correspondence. Communications from shareholders should be in the form of written correspondence and sent via registered mail or overnight delivery to our corporate office, 390 Union Blvd., Suite 540, Lakewood, CO 80228, care of the Secretary. Electronic submissions of shareholder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the shareholder’s stock or other holdings in our Company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member. Any shareholder correspondence addressed generically to the Board will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B of the Securities Act of 1933. The Code applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, and persons performing similar functions.

The Code of Ethics is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the ethics code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the Code of Ethics.

We undertake to provide a copy of the Code of Ethics to any person, at no charge, upon a written request or you may visit our website at www.vcgh.com and click on Investor Relations, then Corporate Governance. All written requests should be directed to: Mary E. Bowles-Cook, Secretary VCG Holding Corp., at 390 Union Blvd, Suite 540, Lakewood, CO 80228.

Audit Committee Report

The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2007. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by us with the SEC that do not specifically incorporate this report by reference, even if this Proxy Statement is incorporated into any such report.

Subsequent to the close of the 2007 fiscal year, the Audit Committee performed the following functions:

•	Reviewed and discussed our audited financial statements with management;

•

Discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“SAS No. 61”), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS 61 requires independent registered public accounting firms to communicate certain matters related to the scope and conduct of an audit, including the adequacy of staffing and compensation, to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (iv) disagreements with Management over the application of accounting principles, the basis for Management’s accounting estimates, and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including our system to monitor and manage business risk) and legal and ethical compliance programs;

•

Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and has discussed with the independent registered public accounting firm their independence from our management and from the Company; and

•

Based on the review and discussions above with our Management and the Independent Registered Public Accounting Firm concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters to be communicated to the Audit Committee by the Independent Registered Public Accounting Firm under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-KSB for the most recent fiscal year for filing with the SEC.

Reported on by the Audit Committee:

Robert J. McGraw, Jr.

Rand E. Kruger

Martin A. Grusin

Audit Committee pre-approval of audit and non-audit services

Our Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the Independent Auditor. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the Independent Registered Public Accounting Firm. Such policies and procedures provide that management and the Independent Registered Public Accounting Firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the Annual Plan for each fiscal year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services on a case-by-case basis. Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require Management and the Independent Registered Public Accounting Firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled quarterly meeting.

Compensation of Executive Officers and Directors

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2007and 2006, paid or accrued by us to or on behalf of those persons who were, during the fiscal year ended December 31, 2007, our Chief Executive Officer and our two most highly compensated executive officers serving as such as of December 31, 2007 whose compensation was in excess of $100,000.

Summary Compensation Table

Name and principal position	Year	Salary ($)		Bonus (a) ($)	Stock awards (b) ($)		Option awards (b) ($)	Non-equity incentive plan compensation ($)	Change in pension value and non-qualifying deferred compensation earnings ($)	All other compensation ($)		Total ($)
Troy H. Lowrie	2007	-0-	(c)	-0-	50,002	(c)	-0-	-0-	-0-	19,449	(e)	69,451
Chief Executive Officer	2006	-0-	(c)	-0-	17,100	(d)	-0-	-0-	-0-	18,247	(e)	17,100

Micheal L. Ocello	2007	450,000		1,500	50,002	(c)	-0-	-0-	-0-	35,110	(f)	536,612
Chief Operating Officer/ President	2006	180,000		1,500	17,100	(d)	-0-	-0-	-0-	33,864	(f)	198,600

Brent Lewis(i)	2007	81,887		1,500	-0-		-0-	-0-	-0-	3,324	(g)	86,711
Chief Financial Officer

Donald Prosser	2007	90,000		-0-	-0-		-0-	-0-	-0-	27,242	(f)	117,242
Interim Chief Financial Officer	2006	120,000		1,500	31,000	(h)	-0-	-0-	-0-	17,813	(f)	170,313

(a)	Unless otherwise indicated, bonuses shown were paid in the fiscal year following the year in which services were provided.

(b)	Mr. Lowrie did not receive any cash compensation for his service as our Chief Executive Officer in 2007, 2006 or 2005.

(c)	Consists of an award of 5,214 shares of our common stock as a retainer for services on our Board of Directors. The fair market value of each share at the time of grant was $9.59, the closing market price on that date, calculated in accordance with FAS 123R.

(d)	Consists of an award of 15,000 shares of our common stock as a retainer for services on our Board of Directors. The fair market value of each share at the time of grant was $1.14, the closing market price on that date, calculated in accordance with FAS 123R.

(e)	Consists of long-term care insurance premiums and life, health and dental we paid on behalf of Mr. Lowrie.

(f)	Consists of paid life, health, and dental insurance as well as auto insurance and paid auto.

(g)	Consists of paid life, health and dental insurance we paid on behalf of Mr. Lewis.

(h)	Consists of (i) an award of 10,000 shares of our common stock in consideration for Mr. Prosser’s service on the Executive Committee of our Board of Directors, valued at $1.10 per share, the closing market price of each share at the time of grant, and (ii) an award of 20,000 shares of our common stock in lieu of $20,000 in salary, valued at $1.00 per share, the closing market price of each share at the time of grant.

(i)	Effective March 31, 2008, the Chief Financial Officer and Chief Accounting Officer of VCG Holding Corp. (the “Company”), Mr. Brent Lewis, is no longer with the Company. The Company is conducting a search for a Chief Financial Officer and has engaged financial consultants on an interim basis to assist with the preparation of the Company’s Form 10-K for the period ended December 31, 2007 and other financial matters.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We currently do not have any employment contracts or termination of employment and change-in-control arrangements with our named executive officers.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth, as of December 31, 2007, information with respect to equity compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Security Holders	110,000	$10	996,612	(1)
Equity compensation plans not approved by Security Holders	-0-	-0-	8,210	(2)

Total	110,000	$10	1,004,822	(3)

(1)	The Company adopted a 2002 Stock Option and Stock Bonus Plan that was approved by Shareholders on July 22, 2002, and reserved 700,000 shares of common stock for issuance under the plan. In addition, the Company adopted a 2004 Stock Option and Appreciation Rights Plan which was approved by Shareholders on July 29, 2005, and reserved 1,000,000 shares of common stock for issuance under the plan. Shares of common stock may be issued either: (i) upon the exercise of stock options granted under the plans; or (ii) as stock bonuses granted under the plans. If there is any change in the number of shares of common stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of common stock available for options and the number of such shares covered by outstanding options, and the exercise price per share of the outstanding options, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of common stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(2)	The Company adopted a 2003 Stock Option and Stock Bonus Plan and reserved 250,000 shares of common stock for issuance under the plan. These shares have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-8.

(3)	The Company issued 110 options from the 2004 Stock Option Bonus Plan.

Compensation of Directors

Name	Fees earned or paid in cash ($)		Stock awards ($)		Option awards ($)	Non-equity incentive plan Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert J. McGraw, Jr.	-0-		62,498	(a)	-0-	-0-	-0-	-0-	62,498
Rand E. Kruger	-0-		62,498	(a)	-0-	-0-	-0-	-0-	62,498
Allan S. Rubin	21,189	(b)	50,002	(a)	-0-	-0-	-0-	-0-	71,191
Edward M. Bearman	-0-		50,002	(a)	-0-	-0-	-0-	-0-	50,002
Martin A. Grusin	63,269	(b)	62,498	(a)	-0-	-0-	-0-	-0-	125,767

(a)	Consists of an award of 5,214 shares of our common stock as a retainer for services on our Board of Directors for services rendered from June, 2007 to June, 2008. The fair market value of the shares at the time of grant was $9.59, the closing market price on the grant date in accordance with FAS 123R. The grant date is January 18, 2008

(b)	These fees are in conjunction of legal fees for the Company.

We currently do not pay cash compensation to our Directors. Each Director receives 5,214 shares of our common stock per year as a retainer for services on our Board of Directors. In addition, we award the Audit Committee Member 1,303 additional shares of our common stock per year in consideration for acting in that position. We reimburse our Directors for all reasonable expenses related to their attending board and committee meetings. No Director has received stock options to date.

Stock Option Plans

At December 31, 2007, we had the (i) 2002 Stock Option and Bonus Plan (the “2002 Plan”), (ii) 2003 Stock Option and Stock Bonus Plan (the “2003 Plan”), and (iii) 2004 Stock Option and Appreciation Rights Plan (the “2004 Plan”). The 2002 Plan was adopted by the Board as of April 23, 2002, and by our shareholders on July 22, 2002; the 2003 Plan was adopted by the Board on June 23, 2003; and the 2004 Plan was adopted by the Board as of December 14, 2004, and by the shareholders on July 29, 2005.

The 2002 Plan authorizes the issuance of up to 700,000 shares of common stock; the 2003 Plan authorizes the issuance of up to 250,000 shares of common stock; the 2004 Plan authorizes the issuance of up to 1,000,000 shares of common stock. The material terms and provisions of each plan are similar and are as follows:

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Under both the 2002 and the 2003 plans, we may grant to our designated employees, officers, directors, advisors and independent contractors incentive stock options, nonqualified stock options and stock. By encouraging stock ownership, we seek to motivate plan participants by allowing them an opportunity to benefit from any increased value of our Company which their individual effort, initiative, and skill help produce. If options granted under either plan expire or are terminated for any reason without being exercised, or bonus shares are forfeited, the shares underlying such option and/or bonus shares will become available again for issuance under the respective plan.

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The Compensation Committee and/or the Board determines which individuals will receive grants, the type, size and terms of the grants, the time when the grants are made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and the total number of shares of common stock available for grants. Grants may be made to employees, officers, directors and consultants of the Company and its subsidiaries, including any non-employee member of the Board of Directors. Incentive stock options may be granted only to employees of the Company. Nonqualified stock options may be granted to employees, officers, directors and consultants. The exercise price of an option will be determined by the Compensation Committee and may be equal to, greater than, or less than the fair market value of a share of common stock at the time of grant; provided that:

(i)	the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date of grant;

(ii)	the exercise price of an incentive stock option granted to an employee who owns more than 10% of the issued and outstanding common stock must not be less than 110% of the fair market value of the underlying shares of common stock on the date of grant; and

(iii)	the exercise price of a non-qualified stock option must be at a price not less than 85% of the fair market value of the underlying shares of common stock on the date of grant.

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The Compensation Committee determines the term of each option, which may not exceed ten years from the date of grant, except that the term of an incentive stock option granted to an employee who owns more than 10% of the issued and outstanding common stock may not exceed five years from the date of grant. The Compensation Committee may accelerate or extend the exercisability of any or all outstanding options at any time for any reason.

The Compensation Committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the Compensation Committee may determine in its sole discretion. If a participant ceases to be an employee, officer, director or consultant, other than because of retirement, death or disability, the participant will forfeit any stock options or stock rights that are not yet vested, and any stock for which the restrictions are still applicable.

The 2004 Plan applies to all grants of stock options and stock appreciation rights (SARs) granted on or after the date the 2004 Plan is approved or adopted by our Directors unless otherwise indicated.

•	Eligibility and Award Types

Under the 2004 Plan, we may issue options which will result in the issuance of up to an aggregate of 1,000,000 shares of our common stock. The 2004 Plan provides for options which qualify as incentive stock options (“Incentive Options”) under Section 422 of the Code, as well as the issuance of non-qualified options (“Non-Qualified Options”). The shares issued by our Company under the 2004 Plan may be either treasury shares or authorized but unissued shares as our Board may determine from time to time. Also, we may grant Non-Qualified Options and SARs only to those of our officers, directors, employees and consultants who are not our employees or those of any of our subsidiaries as selected by the Board or the Board’s committee. The 2004 Plan also provides for Incentive Options, which are available only to officers, directors (who are also employees) and employees of the Company or its subsidiaries as selected by our Board or appointed by a Board Committee.

•	Administration

Options granted under the 2004 Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the 2004 Plan. In the event that employment or service provided by a 2004 Plan participant is terminated for cause, any vested or unvested options, rights to any options, or SARs of the 2004 Plan participant will terminate immediately regardless of whether the option is qualified or non-qualified. In the event a 2004 Plan participant is terminated for any reason other than for cause, death or disability, any non-qualified or qualified options, options rights or SARs held by the 2004 Plan participant may be exercised for three months after termination or at any time prior to the expiration of the of the option, whichever is shorter, but only to the extent vested on the termination date.

The price at which shares of common stock covered by the option can be purchased is determined by our Board; however, in all instances the exercise price is never less than the fair market value of our common stock on the date the option is granted. To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2004 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion. To exercise an option, the 2004 Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to the Company. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the Option.

•	Federal Income Tax Implications of the 2002 Plan, the 2003 Plan and the 2004 Plan

We believe that under current law the following federal income tax consequences generally would arise with respect to awards under each of the 2002 Plan, the 2003 Plan and the 2004 Plan. With respect to awards that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received at the time received. If we grant an award of deferred stock or permit the participant to elect to defer receipt of cash or shares under a 2002 Plan award, a 2003 Plan award or a 2004 Plan award, the participant will defer the time he or she becomes subject to income tax, and our right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, we generally can claim a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

The Compensation Committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the Compensation Committee may determine in its sole discretion. If a participant ceases to be an employee, officer, director or consultant, other than because of retirement, death or disability, the participant will forfeit any stock options or stock rights that are not yet vested, and any stock for which the restrictions are still applicable.

As of December 31, 2007, except for 110,000 options outstanding under 2004 plan, there were no options outstanding under the 2002 Plan, the 2003 Plan, or the 2004 Plan.

Certain Relationships and Related Transactions

Board Policies

All material related party transactions after July, 2002, have been ratified by the Independent Directors of our Board. The Independent Directors will review future material related party transactions for fairness and have access, at our expense, to our legal counsel or to independent legal counsel.

Prior to acquiring any properties owned by or affiliated with management, an appraisal or valuation must be conducted by an independent third party and a majority of the Independent Directors are required to approve any such transaction. In addition, Management is required to present to the Company all property acquisition opportunities of which Management is or becomes aware and we have the right of first refusal with respect to any such opportunity.

Lowrie Management LLLP has made a written agreement that we have a “First Right of Refusal” to any nightclub property proposed for acquisition or disposition by Lowrie Management LLLP. On October 30, 2007, the Company repaid $10,000,000 of outstanding promissory notes held by Lowrie Management LLLP by issuing Lowrie Management LLLP an aggregate of 750,000 shares of the Company’s restricted common stock. The stock issued to Lowrie Management LLP was valued at $13.333 per share, approximately 128% of closing price per share for the for the Company’s common stock on October 29, 2007. Lowrie Management LLLP is controlled and majority owned by Troy Lowrie, the Company’s Chairman and Chief Executive Officer.

Conversions of Indebtedness into Equity

The following are the entities that are controlled by Mr. Lowrie: Lowrie Management LLLP, Kentucky Restaurant Concepts, Illinois Acquisitions, Cardinal Management, Denver Restaurant Concepts LP, MRC LP, IRC LP, and Club Licensings, Inc.

Acquisitions and Related Parties

On December 31, 2006, the Company purchased the General Partnership interest of Denver Restaurants Concepts LP. (“DRC”) from Troy H. Lowrie, the Chairman of the Board and Chief Executive Officer of the Company, in consideration for the issuance of 50,000 shares of the Company’s restricted common stock, valued at $250,000 ($5.00 per share). In addition, the Company purchased 92% limited partnership interest in DRC from an affiliate of Mr. Lowrie for a $5,500,000, a promissory note.

On January 1, 2007, the Company acquired 100% of the outstanding common stock in Kentucky Restaurant Concepts, Inc. and the management agreement from Restaurant Concepts of Kentucky LP. Consideration for the purchase was $300,000.00. Additionally, Kentucky Restaurant Concepts, Inc. was the General Partner of Restaurant Concepts of Kentucky LP that owned the management contract on the operations of the Club. The Company purchased the entire Limited Partnership for 800,000 shares of restricted common stock valued at $4,179,200 ($5.23 per share).

On January 31, 2007, the Company acquired the assets of the 1% general partnership interest in RCC LP from Illinois Acquisitions, Inc. In addition, the Company acquired a 61% limited partnership interest from Lowrie Management LLLP, a 6% limited partnership interest from LTD Investment Group and a 20% limited partnership interest from IS Investments, Inc., in RCC LP. The remaining 12% limited partnership interest is held by an unrelated third party. Consideration for the purchase was $800,000 and 50,000 shares of restricted common stock valued at $484,500 ($9.69 per share) to Lowrie Management LLLP, and a $84,000 cash payment to LTD Investment Group, and 38,235 shares of common stock valued at $370,269 ($9.69 per share) to IS Investments, Inc.

On January 31, 2007, the Company acquired the 1% general partnership interest in Cardinal Management LP from Illinois Acquisitions, Inc., a 56.5% limited partnership interest from Lowrie Management LLLP, and a 15.52% limited partnership interest from unrelated third parties. The remaining 17% limited partnership interest is held by an unrelated third party. Consideration for the purchase was $300,000 to Lowrie Management LLLP, and 50,000 shares of restricted common stock valued at $429,100 ($8.59 per share) to Illinois Acquisitions, Inc., and $153,000 cash paid to the unrelated third parties.

On February 28, 2007, the Company acquired the 1% general partnership interest in MRC LP from Illinois Acquisitions, Inc., and a 99% limited partnership interest in MRC LP from Lowrie Management LLLP. Consideration for the purchase was $3,200,000 to be paid per the terms of a promissory note and security agreement to Lowrie Management LLLP, and 50,000 shares of restricted common stock from VCG valued at $458,900 ($9.18 per share).

On February 28, 2007, the Company acquired the 1% general partnership interest in IRC LP from Illinois Acquisitions, Inc., an 89% limited partnership interest in IRC, LP from Lowrie Management LLLP, and a 2% limited partnership interest from LTD Investment Group, LLC. The remaining 10% limited partnership interest is held by an unrelated third party. Consideration for the purchase was 50,000 shares of restricted common stock valued at $437,800 ($8.76 per share), $90,000 cash payment to LTD Investment Group, LLC and a $4,200,000 promissory note to Lowrie Management LLLP.

Personal Guarantees

Troy H. Lowrie has provided personal guarantees in the following transactions:

At December 31, 2007, and December 31, 2006, the Company had cash and cash equivalents of $2,980,000 and $2,011,000 respectively, and total current assets of $5,050,000 and $3,500,000, respectively. Our current liabilities exceeded our current assets by $6,857,000 and $300,000 at December 31, 2007, and December 31, 2006, respectively. Of the current liabilities at December 31, 2007, $928,000 is due to Lowrie Management LLLP and another $8,060,000 of current liabilities are guaranteed by Mr. Lowrie and secured by assets owned by Mr. Lowrie.

Trademarks

The PT’s® name and logo are trademarks registered with the United States Patent and Trademark Office. We have been granted a license to use the trademarks by Lowrie Management LLLP. There is currently no fee for the license. Any future fee will be reviewed for fairness by, and be subject to the approval of, a majority of independent directors. In addition, the Diamond Cabaret name has been registered with the United States Patent and Trademark Office by Club Licensing, Inc. (related party controlled by Mr. Lowrie) and there is no fee being charged for the use of the name.

Other Matters

The Penthouse Club located in Denver, Colorado is leased from Lowrie Management LLLP. The annual rent is $150,000 and the lease expires July, 2015. The lease has three five-year options to extend that expire July, 2030.

PT’s® Showclub located in Louisville, Kentucky is leased from Lowrie Management LLLP. We pay annual rent of $90,000 and the lease expires in December 31, 2017. The lease has three five-year options to extend that expire December 31, 2032.

PT’s® Showclub located in Denver, Colorado is leased from Lowrie Management LLLP. We pay annual rent of $180,000 and the lease term expires December 2014. The lease has three five-year options to extend that expire December, 2029.

Independent Registered Public Accounting Firm

Causey Demgen & Moore Inc. audited our financial statements for our 2007 and 2006 fiscal years. In addition, Ronald R. Chadwick PC CPA performed acquisition audit work and valuation work in connection with certain acquisitions in 2007 and 2006. Whitley Penn LLP performed acquisition work in connection with certain acquisitions in 2007. The following tables present fees for professional services during 2007 and 2006 fiscal years:

Causey Demgen & Moore, Inc. will have a representative at the 2008 Annual Shareholder Meeting.

Causey Demgen & Moore, Inc.

	2006	2007
Audit	$74,000	$97,185
Audit-Related	—	22,000
Tax	—	—
All Other	—	4,500

Total:	$74,000	$123,685

Ronald R. Chadwick PC CPA

	2006	2007
Audit	$—	$—
Audit-Related	23,320	72,560
Tax	—	—
All Other	5,500	—

Total:	$29,320	$72,560

Whitley Penn LLP

	2006	2007
Audit	$—	$—
Audit-Related	—	8,112
Tax	—	—
All Other	—	—

Total:	$—	$8,112

Audit Fees

Fees for audit services totaled approximately $97,185 in 2007 and approximately $74,000 in 2006. These fees include fees for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our quarterly reports on Form 10-QSB and services in connection with our statutory and regulatory filings.

Audit-Related Fees

Fees for audit-related services totaled approximately $22,000 in 2007 and approximately $23,320 in 2006. These fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not reported above under the caption “Audit Fees.” We incurred these fees for services related to acquisition audits and new pronouncement reviews.

Tax Fees

We did not incur any tax fees during our 2007 and 2006 fiscal years because we prepared internally the Company’s income tax returns and used internal sources for related services.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories. The aggregate of all other fees billed for products and services other than the services reported in the other categories herein totaled approximately $4,500 in 2007 and approximately $5,500 in 2006. We incurred these fees for services related to an audit of the impact of a Colorado statutory smoking ban on our clubs and the valuation of our clubs for purposes of determining the need for impairment of the value of the clubs.

Audit Committee Pre-Approval Policies and Procedures

As set forth in its charter, our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by our independent registered public accounting firm. The Audit Committee on an annual basis reviews audit and non-audit services performed by our independent registered public accounting firm. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. All requests for services to be provided by the independent registered public account firm, which must include a description of the services to be rendered and the amount of corresponding fees, are submitted to the Chief Financial Officer. The Chief Financial Officer has the authority to authorize services that fall within the category of services that the Audit Committee has pre-approved. If there is any question as to whether a request for services falls within the category of services that the Audit Committee has pre-approved, our Chief Financial Officer will consult with the Chairman of the Audit Committee. The Chief Financial Officer submits requests or applications to provide services that the Audit Committee has not pre-approved, which must include an affirmation by the Chief Financial Officer and the independent registered public accounting firm in question that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its Chairman or any of its other members pursuant to delegated authority) for approval.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.

Our Audit Committee pre-approved all services performed by Causey Demgen & Moore and Ronald R. Chadwick during our 2007 and 2006 fiscal years. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence concluded that it is. In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROPOSAL 1

TO ELECT TWO DIRECTORS, EACH TO SERVE A THREE-YEAR TERM OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

Our Board has concluded that the election of George Sawicki and Kenton Sieckman (the “Director Nominees”) to the Board is in our best interests and recommends approval of their election. Biographical information concerning the Director Nominees can be found under “Information about Directors and Executive Officers.”

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of each of the Director Nominees. Each Director Nominee consented to being named in this Proxy Statement and to serve his term if elected. Although the Board does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the Board may choose as a substitute nominee.

Vote Required and Board Recommendation

Each of the Director Nominees must receive a plurality of the eligible votes cast in order to be elected. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of Directors.

The Board unanimously recommends a vote FOR the election of the Director Nominees.

PROPOSAL 2

TO RATIFY APPOINTMENT OF CAUSEY DEMGEN & MOORE INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

The Board recommends that shareholders vote FOR the ratification of the appointment of Causey Demgen & Moore Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Other Proposed Action

Our Board does not intend to bring any other matters before the Annual Meeting, nor does the Board know of any matters that other persons intend to bring before the Annual Meeting. If, however, any other matter not mentioned in this Proxy Statement properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in his/her own discretion.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement for the 2009 Annual Meeting of Shareholders.

We presently intend to hold our next Annual Meeting of Shareholders on or about June 15, 2009 (the “2009 Annual Meeting”). A proxy statement and notice of the 2009 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located in Lakewood, Colorado 80228 no later than 120 days prior to the first anniversary of the date of this Proxy Statement (the “Deadline”); provided, however, that in the event that the date of the 2009 Annual Meeting is advanced by more than 30 days from the date of the 2008 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the 2009 Annual Meeting. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making shareholder proposals may be obtained free of charge by contacting our Corporate Secretary at our executive offices at 390 Union Blvd., Suite 540, Lakewood, Colorado 80228.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE 2008 ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE 2008 ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

VCG HOLDING CORP.

By:	/s/ MARY BOWLES-COOK
Secretary

PROXY

ANNUAL MEETING OF SHAREHOLDERS

OF

VCG HOLDING CORP.

JUNE 12, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Troy H. Lowrie and Donald W. Prosser and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on June 12, 2008 at 10:00 a.m. local time at Hotel Teatro, 1100 14th Street, Denver, Colorado 80202, Center Stage Meeting Room, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.	TO ELECT DIRECTORS, EACH TO SERVE A TERM OF THREE YEARS OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

☐	FOR THE NOMINEES LISTED BELOW
☐	WITHHOLD AUTHORITY to vote for the nominee listed below
☐	FOR ALL EXCEPT (See instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:

¡ George Sawicki                             ¡ Kenton D. Sieckman

2.	TO RATIFY THE APPOINTMENT OF CAUSEY DEMGEN & MOORE, INC. AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

☐  FOR                                ☐  AGAINST                                 ☐  ABSTAIN

3.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURMENT THEREOF.

Number of shares held

Dated:
Signature

Print Name:
Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.